UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
March 31, 2005

(Date of Earliest Event Reported: March 28, 2005)

EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Base Salaries

On March 28, 2005, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of El Paso Corporation approved a new annual base salary for certain of our named executive officers. The Compensation Committee authorized these base salary adjustments based on competitive market data and commensurate with each executive’s job responsibilities and the individual executive’s performance. The new annual base salaries are effective as of April 1, 2005, and are set forth in the table below for each of the named executive officers.

Annual Cash Incentive Bonuses

On March 28, 2005, the Compensation Committee authorized the payment of annual cash incentive bonuses for 2004 performance to each of El Paso’s executive officers based upon both El Paso’s performance and that of each of the named executive officers. The details concerning El Paso’s performance and each of the named executive’s performance are disclosed in detail within the Compensation Committee Report on Executive Compensation (the “Report”) contained in El Paso’s 2005 proxy statement filed earlier today.  That Report is not incorporated by reference into this Form 8-K.

Long-Term Incentive Awards

    Also on March 28, 2005, the Compensation Committee authorized an annual grant of long-term incentive awards in the form of restricted stock and stock options for each of El Paso’s named executive officers, to be granted April 1, 2005. The reasons for the grants as well as the determination of the size of each grant are based upon the Compensation Committee’s general executive compensation philosophy which is explained in the Report.

    The following table sets forth information with respect to (i) 2004 annual base salaries and the new annual base salaries that will be effective as of April 1, 2005, (ii) the annual cash incentive bonuses that will be paid in April for 2004 performance, and (iii) the 2005 annual long-term incentive awards that will be granted on April 1, 2005, for each of the following named executive officers. El Paso has also provided additional information regarding the compensation awarded to the named executive officers in its 2005 proxy statement.

Name	2004 Base Salary ($)	2005 Base Salary ($)	Annual Cash Incentive Bonus for 2004 Performance($)	2005 Annual Long-Term Incentive Award
				Stock Options (#)	Restricted Stock (#)
Douglas L. Foshee	$ 900,000	$ 950,004	$1,250,000	403,950	194,301
John W. Somerhalder II	$ 642,000	$ 642,000	$ 684,735	-	-
Lisa A. Stewart	$ 500,004	$ 520,008	$ 441,604	121,185	58,290
D. Dwight Scott	$ 542,004	$ 542,004	$ 498,644	121,185	58,290
Robert W. Baker	$ 410,004	$ 426,408	$ 295,203	121,185	58,290

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

    On March 30, 2005, we announced that John W. Somerhalder II, Executive Vice President of El Paso Corporation, and president of El Paso’s pipeline group will leave the company effective April 30, 2005.  Upon Somerhalder’s departure, the presidents of El Paso’s three regional pipelines will report to Douglas L. Foshee.  A copy of our press release is attached as Exhibit 99.A.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description

99.A	Press Release dated March 30, 2005.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

By:	/s/ Jeffrey I. Beason
Jeffrey I. Beason
Senior Vice President and Controller
(Principal Accounting Officer)

 Dated:  March 31, 2005

EXHIBIT INDEX

Exhibit
Number	Description

99.A	Press Release dated March 30, 2005.